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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 333-74062 of Team, Inc. on Form S-8 of our report dated October 5, 2001 appearing in the Annual Report on Form 11-K of Team, Inc. Salary Deferral Plan and Trust for the year ended December 31, 2001.





/s/ DELOITTE & TOUCHE LLP
Houston, Texas
June 27, 2002